UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23133

NorthStar Real Estate Capital Income Fund-T

(Exact name of registrant as specified in charter)

399 Park Avenue, 18th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip code)

Daniel R. Gilbert

Chief Executive Officer and President

NorthStar Real Estate Capital Income Fund

399 Park Avenue, 18th Floor

New York, New York 10022

(Name and address of agent for service)

Copy to:
Sandra Matrick Forman, Esq.
Colony NorthStar, Inc.
399 Park Avenue, 18th Floor
New York, NY 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of NorthStar Real Estate Capital Income Fund-T (the “RE Capital Fund-T”) for the period from May 6, 2016 (commencement of operations) through December 31, 2016 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

NorthStar Real Estate Capital Income Fund-T

Annual Report for the period from May 6, 2016 (commencement of operations) through December 31, 2016:

NorthStar Real Estate Capital Income Master Fund

Annual Report for the period from May 6, 2016 (commencement of operations) through December 31, 2016:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of NorthStar Real Estate Capital Income Fund-T

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations, and of changes in net assets present fairly, in all material respects, the financial position of the NorthStar Real Estate Capital Income Fund-T (the "RE Capital Fund-T") as of December 31, 2016, the results of its operations, and the changes in its net assets for the period from May 6, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the RE Capital Fund-T's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

February 28, 2017

1

NorthStar Real Estate Capital Income Fund-T

Statement of Assets and Liabilities

December 31, 2016
Assets
Cash	$110,276
Total assets	110,276

Liabilities
Professional fees payable	3,030
Printing fees payable	2,851
Administrative services expense payable	2,790
Custodian fees payable	1,667
Accrued expenses and other liabilities	104
Total liabilities	10,442
Net assets	99,834

Commitments and contingencies (Note 7)

Composition of net assets
Common shares, $0.001 par value per share, 20,000,000 shares authorized, 11,001 shares issued and outstanding	11
Paid-in-capital in excess of par value	113,168
Net investment loss	(13,345)
Net assets	$99,834

Net asset value per common share, at period end	$9.07

Refer to accompanying notes to financial statements.

2

NorthStar Real Estate Capital Income Fund-T

Statement of Operations

For the period from
May 6, 2016* through
December 31, 2016
Investment Income
Interest income	$12
Total investment income	12

Expenses
Professional fees	3,849
Custodian fees	3,763
Printing fees	2,851
Administrative services expense	2,790
Other expenses	104
Total expenses	13,357
Net investment loss	(13,345)
Net decrease in net assets resulting from operations	$(13,345)

* Commencement of operations

Refer to accompanying notes to financial statements.

3

NorthStar Real Estate Capital Income Fund-T

Statement of Changes in Net Assets

For the period from
May 6, 2016* through
December 31, 2016
Decrease in net assets resulting from operations:
Net investment loss	$(13,345)
Net decrease in net assets resulting from operations	(13,345)

Capital Transactions
Issuance of common shares (11,001 shares) (Note 3)	100,000
Contributions from affiliate (Note 4)	13,179
Net increase in net assets resulting from capital transactions	113,179

Total increase in net assets	99,834
Net assets at beginning of period	-
Net assets at end of period	$99,834
Net investment loss	$(13,345)

* Commencement of operations

Refer to accompanying notes to financial statements.

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS

1.	Business and Organization

NorthStar Real Estate Capital Income Fund-T (the “RE Capital Fund-T”) was organized as a Delaware statutory trust on December 15, 2015. The RE Capital Fund-T’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The RE Capital Fund-T intends to invest substantially all of its net assets in NorthStar Real Estate Capital Income Master Fund (the “Master Fund”). The Master Fund’s investment objective and strategies are substantially the same as the RE Capital Fund-T’s. The RE Capital Fund-T’s financial statements should be read in conjunction with the attached financial statements for the Master Fund.

The RE Capital Fund-T commenced operations on May 6, 2016 when, together with NorthStar Real Estate Capital Income Fund-T, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and whose principal investment strategy is to invest substantially all of its assets in the Master Fund, the RE Capital Fund-T’s registration statement was declared effective by the Securities and Exchange Commission (the “SEC”).

The RE Capital Fund-T and the Master Fund are externally managed by NSAM B-RECF Ltd., a Bermuda exempt company, (the “Advisor”) and NSAM US-RECF LLC, a Delaware limited liability company (the “Co-Advisor” and collectively, the “Advisors”) which are registered investment advisors under the Investment Advisors Act of 1940, as amended, (the “Advisors Act”). Pursuant to a separate advisory agreement with each of the RE Capital Fund-T and Master Fund, the Advisor oversees the management of the RE Capital Fund-T’s and the Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the RE Capital Fund-T’s and the Master Fund’s portfolios. The Advisor also provides asset management and other administrative services. Pursuant to an agreement with the Advisor and the RE Capital Fund-T (the “Co-Advisory Agreement”), the Co-Advisor assists the Advisor with the day-to-day activities and the sourcing, management and monitoring of investments for the RE Capital Fund-T’s and the Master Fund’s portfolios, subject to the oversight of the Advisor. The Co-Advisor also furnishes the RE Capital Fund-T and the Master Fund with office facilities and equipment, and assists the Advisor with the provisions of clerical and other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the RE Capital Fund-T and the Master Fund. In addition, the Co-Advisor performs the calculation and publication of the RE Capital Fund-T and the Master Fund’s net asset value. The Advisor and Co-Advisor are affiliates of NorthStar Asset Management Group Inc. (“NorthStar”), which sponsors other public companies that raise capital through the retail market.

On January 10, 2017, pursuant to a merger agreement between NorthStar, NorthStar Realty Finance Corp. (“NorthStar Realty”), and Colony Capital Inc. (“Colony”), dated as of June 2, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), NorthStar, NorthStar Realty and Colony merged into Colony NorthStar, Inc. (NYSE: CLNS or “Colony NorthStar”) through a series of merger transactions (the “Mergers”). As a result of the Mergers, Colony NorthStar is a diversified equity REIT with an embedded institutional and retail investment management business. In addition, following the Mergers, the Advisor is a subsidiary of Colony NorthStar.

On January 31, 2017, the Advisor was re-domiciled as a Delaware limited liability company and renamed CNI RCEF Advisors, LLC. On February 23, 2017, the Co-Advisory Agreement was terminated, effective immediately, and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the Co-Advisor.

The RE Capital Fund-T is registered under the 1940 Act, as a non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes as a C-corporation for the period ended December 31, 2016. The RE Capital Fund-T intends to qualify annually thereafter, as a regulated investment

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2 and Note 5 for further details.

On January 9, 2017, the Master Fund, the RE Capital Fund-T and NorthStar Real Estate Capital Income Fund entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and the RE Capital Fund-T, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the RE Capital Fund-T.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the RE Capital Fund-T have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The RE Capital Fund-T is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Investment in the Master Fund

The RE Capital Fund-T’s investment in the Master Fund will be recorded at fair value and will be based upon the RE Capital Fund-T’s percentage ownership of the common shares of the Master Fund. The performance of the RE Capital Fund-T will be directly affected by the performance of the Master Fund. As of December 31, 2016, the RE Capital Fund-T has not made any investment in the Master Fund. On January 17, 2017, the RE Capital Fund-T purchased 13,680 shares of the Master Fund for a total of $100,000.

Use of Estimates

The preparation of the RE Capital Fund-T’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

Cash as of December 31, 2016 represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The RE Capital Fund-T intends to invest substantially all of its net assets in the Master Fund. As such, the RE Capital Fund-T determines the net asset value (“NAV”) of its common shares of beneficial interest, or its common shares daily during its offering period and quarterly thereafter, based on the value of its interest in the Master Fund (provided by the Master Fund). The RE Capital Fund-T calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the RE Capital Fund-T (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the RE Capital Fund-T. See Note 2 to the financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Revenue Recognition

Realized gains and losses from Fund transactions will be calculated on the specific identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund will be recorded on ex-dividend date.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the RE Capital Fund-T’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the RE Capital Fund-T’s Registration Statement on Form N-2 related to the public offering of its common shares.

The Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the RE Capital Fund-T in connection with the offering. The RE Capital Fund-T will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The RE Capital Fund-T estimates that it will incur approximately $1.8 million of O&O Costs if the maximum number of shares is sold. The RE Capital Fund-T records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. In addition, the RE Capital Fund-T indirectly bears its pro rata portion of O&O Costs incurred by the Master Fund based on its ownership of the Master Fund shares. The offering costs incurred directly by the RE Capital Fund-T are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the RE Capital Fund-T are expensed as incurred. As of December 31, 2016, the Advisor and its affiliates incurred approximately $0.6 million of O&O Costs on behalf of the RE Capital Fund-T. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, there were no proceeds raised from the offering and no O&O Costs were allocated to the RE Capital Fund-T.

Income Taxes

The RE Capital Fund-T intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the RE Capital Fund-T must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the RE Capital Fund-T will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Capital Fund-T intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains (if any) on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The RE Capital Fund-T will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income (if any) and 98.2% of any capital gain net income (if any).

For the taxable period May 6, 2016 (commencement of operations) through December 31, 2016, the RE Capital Fund-T is qualified to elect RIC status on its federal income tax return, however, it will file as a C corporation. If applicable, the RE Capital Fund-T will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities. Refer to Note 5 for further information regarding income taxes.

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Uncertainty in Income Taxes

The RE Capital Fund-T evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The RE Capital Fund-T recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, the RE Capital Fund-T did not incur any interest or penalties.

Distributions

Distributions to the RE Capital Fund-T’s shareholders are recorded as of the record date. Subject to the discretion of the RE Capital Fund-T’s board of trustees (the “Board”) and applicable legal restrictions, the RE Capital Fund-T intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the first month after shares are first sold to the public. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Master Fund, net of any Trust operating expenses. From time to time, the RE Capital Fund-T intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, distributions were neither declared nor paid.

Distribution Reinvestment Plan (“DRP”)

The RE Capital Fund-T has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the RE Capital Fund-T declares in cash. The RE Capital Fund-T expects to issue shares pursuant to the DRP at the monthly distribution payment date at a price equal to the NAV per share on the date of such monthly distribution payment date. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

New Accounting Standards

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Compliance with the requirements of these final rules, as they relate to Form N-CEN must occur by June 1, 2018, with the compliance date for Form N-PORT being June 1, 2018 or June 1, 2019, depending on the net assets of the fund family. Management is currently assessing the impact of this rule to the RE Capital Fund-T’s financial statements and other filings.

3.	Share Transactions

Securities Offered

The RE Capital Fund-T is offering on a continuing basis up to 20,000,000 shares at the offering price in line with the RE Capital Fund-T’s prospectus.

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Since commencing its continuous public offering on May 6, 2016 through December 31, 2016, the RE Capital Fund-T has not sold any shares to the public.

Capital Contribution by NSAM FV Holdings, LLC (“NSAM”)

Prior to commencement of operations, NSAM, an affiliate of NorthStar, contributed $100,000 to purchase 11,001 common shares of the RE Capital Fund-T at a price of $9.09 per share. The related dealer manager fees and selling commissions were waived.

Share Repurchase Program

To provide shareholders with limited liquidity, the RE Capital Fund-T intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the RE Capital Fund-T repurchases shares, the RE Capital Fund-T will conduct repurchases on the same date that the RE Capital Fund-T holds its first bi-monthly closing for the sale of shares in its offering. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934 (the “Exchange Act”).

The RE Capital Fund-T’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the RE Capital Fund-T’s to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the RE Capital Fund-T’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the RE Capital Fund-T’s assets (including fees and costs associated with disposing of assets);
•	the Master Fund’s investment plans;
•	the RE Capital Fund-T’s and the Master Fund’s working capital requirements;
•	the RE Capital Fund-T’s history in repurchasing shares or portions thereof;
•	the condition of the securities markets.

The RE Capital Fund-T currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the RE Capital Fund-T can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale of shares other than such shares issued pursuant to the DRP for the previous calendar month, immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The RE Capital Fund-T will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the RE Capital Fund-T’s second calendar year of operations, the RE Capital Fund-T will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The RE Capital Fund-T will offer to repurchase such shares at a price equal to the

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NAV per share in effect on each date of repurchase.

The RE Capital Fund-T’s assets are intended to consist primarily of its interest in the Master Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the RE Capital Fund-T may find it necessary to liquidate all or a portion of its interest in Fund shares. As a result, the RE Capital Fund-T will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund shares. The members of the RE Capital Fund-T’s Board also serve on the Master Fund’s Board, and the Master Fund’s Board expects that the Master Fund will conduct repurchase offers for Fund shares as necessary to permit the RE Capital Fund-T to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s Board will, in fact, decide to undertake any repurchase offers.

During the period from May 6, 2016 (commencement of operations) through December 31, 2016, there were no repurchases of the RE Capital Fund-T’s shares.

4.	Related Party Transactions

Management and Incentive Fees

The RE Capital Fund-T will not incur a separate management fee or incentive fee under the RE Capital Fund-T’s Advisory Agreement for so long as the RE Capital Fund-T has a policy to invest all or substantially all of its net assets in the Master Fund, but the RE Capital Fund-T and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). The Management Fee will be calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents as of such quarter-end). The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. See Note 4 to the financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

On February 23, 2017, the Board approved an amendment to the Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated at an annual rate of 1.25% of the Master Fund’s average net assets. The Management Fee is payable quarterly in arrears and is calculated based on the Master Fund’s average net assets at the end of the two most recently complete calendar quarters (and, in the case of the Master Fund’s first quarter, the net assets of such quarter-end).

On February 23, 2017, the Board also approved an amendment to the Advisory Agreement for the calculation of the Incentive Fee. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50% (6.00% annualized), subject to a “catch-up” feature.

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Reimbursement of Operating Expenses

The Advisor and Co-Advisor are to each be reimbursed by the RE Capital Fund-T, as applicable, for actual costs incurred in connection with providing administrative services to the RE Capital Fund-T. Allocation of the cost of such services to the RE Capital Fund-T may be based on objective factors such as total assets, revenues and/or time allocations. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, the amount of administrative service fee incurred and payable was $2,790.

The Co-Advisory Agreement provides that the Co-Advisor will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Master Fund’s Advisory Agreement (the “Fund Advisory Agreement”). On an annualized basis, the Advisor will pay to the Co-Advisor a co-advisory fee at a rate up to 50.0% of all fees payable to the Advisor under the Master Fund Advisory Agreement with respect to each year, which fees are payable to the Advisor quarterly in arrears. On February 23, 2017, the Co-Advisory Agreement was terminated, effective immediately, and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the Co-Advisor.

Selling Commissions and Dealer Manager Fees

Pursuant to a dealer manager agreement (the “Dealer Manager Agreement”) between the RE Capital Fund-T and NorthStar Securities, LLC (“NorthStar Securities”), an affiliate of the Advisor, an investor will pay NorthStar Securities selling commissions of up to 2.0% and dealer manager fees of up to 2.0% of the selling price of shares for which a sale is completed. No selling commissions or dealer manager fees will be paid on sales of the RE Capital Fund-T’s shares under the DRP. The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales eligible for a volume discount, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates.

For the period from May 6, 2016 (commencement of operations) through December 31, 2016, no selling commissions and dealer manager fees were paid to NorthStar Securities because there were no shares sold to the public during this period.

Distributor

On January 9, 2017, the Dealer Manager Agreement was terminated and the RE Capital Fund-T entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), pursuant to which ALPS has agreed to serve as the RE Capital Fund-T's principal underwriter and act as the distributor of the RE Capital Fund-T's shares. Pursuant to the Distribution Agreement, an investor will pay to the Distributor the same selling commissions and dealer manager fees as would have been paid to NorthStar Securities under the Dealer Manager Agreement.

NorthStar Securities has entered into a wholesale marketing agreement with the Distributor in connection with the marketing of the RE Capital Fund-T’s shares.

Distribution and Servicing Fee

Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the RE Capital Fund-T and NorthStar Securities, the RE Capital Fund-T will compensate the NorthStar Securities and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the RE Capital Fund-T. The RE Capital Fund-T will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 1.0% of the NAV per share beginning the first calendar month after the close of the offering. The RE Capital Fund-T will cease paying a distribution and servicing fee at the earlier of: (i)

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NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the RE Capital Fund-T and shareholders, equals 8.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, there were no distribution and servicing fees paid to NorthStar Securities because the RE Capital Fund-T is still in its offering period.

Distribution Support Agreement

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty, a publicly-traded real estate investment trust (“REIT”) managed by an affiliate of the Advisor, NorthStar Realty, or an affiliate has agreed to purchase up to $10.0 million in Fund shares at the current NAV per Fund share, of which $2.0 million was contributed to the Master Fund as seed capital investment. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), NorthStar Realty will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund’s shareholders, including the RE Capital Fund-T. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the RE Capital Fund-T commences the offering; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, there was no distribution support provided by NorthStar Realty.

On February 23, 2017, the Distribution Support Agreement was amended to replace NorthStar Realty with an affiliate of Colony NorthStar. The Distribution Support Agreement was also amended such that during any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), an affiliate of Colony NorthStar will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding an affiliate of Colony NorthStar’s obligations pursuant to the Distribution Support Agreement, the RE Capital Fund-T will not be required to pay distributions to the RE Capital Fund-T shareholders, including the Master Fund and NorthStar Real Estate Capital Income Fund.

Capital Contribution by NSAM

Prior to commencement of operations, NSAM, an affiliate of NorthStar, contributed $100,000 to purchase 11,001 common shares of the RE Capital Fund-T at a price of $9.09 per share. The related dealer manager fees and selling commissions were waived.

In December 2016, NSAM voluntarily contributed permanent capital of approximately $13,000 to the RE Capital Fund-T. The purpose of the contribution was to reimburse the RE Capital Fund-T for certain of its ordinary operating expenses. NSAM has no obligation to contribute additional funds or pay any future operating expenses.

12

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Income Tax Information

The components of the deferred tax asset as of December 31, 2016, for the RE Capital Fund-T as a C-corporation, consist of the following:

December 31, 2016
Deferred tax asset
Net loss carryforwards	$5,338
Total deferred tax asset	5,338
Less: Valuation allowance	(5,338)
Net deferred taxes	$-

At December 31, 2016, the RE Capital Fund-T had total net operating and capital loss carry forwards of approximately $0.01 million for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will expire in 2036.

A reconciliation of the federal tax rate to the RE Capital Fund-T’s effective income tax rate is as follows:

December 31, 2016
Tax at federal statutory rate	35.0%
State and local rate	5.0%
Total	40.0%
Valuation allowance	(40.0)%
Provision for taxes	0.0%

6.	Financial Highlights

The following is a schedule of financial highlights for the period from May 6, 2016 (commencement of operations) through December 31, 2016:

For the period from May 6, 2016 (commencement of operations) through December 31, 2016
Per Share Data:
Net asset value, beginning of period	$9.09

Net investment loss(1)	(1.22)
Net decrease in net assets resulting from operations	(1.22)

Contributions from an affiliate(2)	1.20
Net increase in net assets resulting from capital transactions	1.20

Net asset value, end of period	$9.07
Shares outstanding, end of period	11,001
Total return at net asset value(3)(4)	(0.2)%

Ratio/Supplemental Data:
Net assets, end of period	$99,834
Ratio of net investment loss to average net assets(5)	(21.4)%
Ratio of total expenses to average net assets(5)	21.4%

13

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio turnover rate (4)	Not applicable

(1)	The per share data was derived by using the average number of common shares outstanding during the period from May 6, 2016 (commencement of operations) through December 31, 2016.

(2)	Represents voluntary additional capital contributions from NSAM in December 2016. Refer to Note 4 for further details.

(3)	The total return is historical and is calculated by determining the percentage change in net asset value. Total return without contributions from affiliate would have been (13.4) % for the period from May 6, 2016 (commencement of operations) through December 31, 2016.

(4)	Not annualized.

(5)	Annualized. Average net assets for the period from May 6, 2016 (commencement of operations) through December 31, 2016 are used for this calculation.

7.	Commitments and Contingencies

In the normal course of business, the RE Capital Fund-T may enter into contracts that contain a variety of representations which provide general indemnifications. The RE Capital Fund-T’s maximum exposure under the arrangements cannot be known; however, the RE Capital Fund-T expects any risk of loss to be remote.

8.	Subsequent Events

On January 17, 2017, the RE Capital Fund-T purchased 13,680 shares of the Master Fund for a total of $100,000.

The management of the RE Capital Fund-T has evaluated events and transactions through February 28, 2017, the date on which the financial statements were issued, and has determined that there are no material events that would require adjustments to or disclosure in the RE Capital Fund-T’s financial statements other than previously discussed in Note 1 and Note 4.

14

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Real Estate Capital Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in each of the RE Capital Fund-T's and Master Fund's declaration of trust and bylaws, a trustee's term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	Head of Retail Platform of Colony NorthStar; Chairman, CEO and President of NorthStar Real Estate Capital Income Fund-T ("RE Capital Fund-T"), NorthStar Real Estate Capital Income Fund (“Real Estate Capital Fund”) and NorthStar Capital Real Estate Master Fund (“RE Capital Master Fund”); Chairman, CEO and President of NorthStar Corporate Income Master Fund (“Corporate Master Fund”), NorthStar Corporate Income Fund (“Corporate Fund”) and NorthStar Corporate Income Fund-T (“Corporate Fund-T”); Co-Chairman, CEO and President of NorthStar/RXR New York Metro Real Estate, Inc. ("NorthStar/RXR"); Chairman, CEO and President of NorthStar Real Estate Income Trust, Inc. ("NorthStar Income") and NorthStar Real Estate Income II, Inc. ("NorthStar Income II"); Sole Director of NorthStar/Townsend Institutional Real Estate Fund Inc. ("NorthStar/Townsend"); Executive Chairman of NorthStar Healthcare Income, Inc. ("NorthStar Healthcare"); Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	6	Executive Chairman of NorthStar Healthcare; Chief Executive Officer, Chairman of Corporate Master Fund, Corporate Fund and Corporate Fund-T; Chief Executive Officer, Chairman of RE Capital Master Fund, RE Capital Fund and RE Capital Fund-T; Co-Chairman of NorthStar/RXR; and Sole Director of NorthStar/Townsend; Chairman of NorthStar Income and NorthStar Income II.
Independent Trustees
Daniel J. Altobello (75)	Trustee	2016	CEO and President of Caterair International Corporation (1989 – 1995); Executive Vice President of Marriott Corporation (1979 – 1989); President of Marriott Airport Operations Group (1979 – 1989).	3	Director of NorthStar Healthcare; Chairman of Altobello Family LP; Director of MamaMancini's Holdings, Inc.; Director of Arlington Asset Investment Corp.; Director of DiamondRock Hospitality Co.; Director of Mesa Air Group,

15

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
					Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (53)	Lead Independent Trustee	2016	Startup consultant to asset management firms including Stonecourt Capital, Imperial Companies and RedBird Capital Partners; Managing Director of SG Partners (2011-2014); COO, Global Distribution of Credit Suisse Asset Management (2009-2011); Chief Administrative Officer, TPG-Axon (2004-2009).	3	Director of NorthStar/ RXR New York Metro Real Estate, Inc.; Director of Griffin-American Healthcare REIT IV, Inc; Independent Director of NorthStar Realty Europe Corp. ("NorthStar Realty Europe").

Gregory A. Samay (57)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011-2016); Executive Director and Chief Investment Officer of Arlington County Employees' Retirement System (2005-2010).	3	Director of NorthStar Healthcare.

Executive Officers

The following persons serve as the RE Capital Fund-T's executive officers in the following capacities:

Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	50	Chief Financial Officer and Treasurer
Brett S. Klein	38	Chief Operating Officer
Sandra M. Forman	50	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o NorthStar Real Estate Capital Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022.

Information about Executive Officers

Daniel R. Gilbert. Mr. Gilbert has served as the Head of the Retail Platform of Colony NorthStar since January 10, 2017. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the RE Capital Fund-T and the Master Fund since October 2, 2015, Chairman since March 3, 2016 and is a member of the Advisor's investment committee. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of RE Capital Fund since December 15, 2015, and Chairman since March 3, 2016. Mr. Gilbert has served as Sole Director of NorthStar/Townsend Fund since inception. He has been an Interested Trustee, Chief Executive Officer and President of Corporate Fund and Corporate Master Fund since July 2015 and Chairman since January 15, 2016, an Interested Trustee, Chief Executive Officer and President of Corporate Fund-T since November 2015 and Chairman since January 15, 2016. Mr. Gilbert serves as Chairman, Chief Executive Officer and President of NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014,

16

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since December 2012, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the Advisor, from June 2014 to January 2017. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.

Frank V. Saracino. Mr. Saracino joined NorthStar Asset Management Group, Inc. (“NSAM”) before the Mergers in August 2015, and has served as the RE Capital Fund-T's and the Master Fund's Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of RE Capital Fund and RE Capital Fund-T since December 2015. Mr. Saracino has served as Chief Financial Officer of NorthStar/Townsend Fund since inception. Mr. Saracino has served as Chief Financial Officer and Treasurer of Corporate Fund and Corporate Master Fund since July 2015 and Chief Financial Officer and Treasurer of Corporate Fund-T since November 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Brett S. Klein. Mr. Klein has served as the RE Capital Fund-T's and the Master Fund's Chief Operating Officer since inception. In addition, Mr. Klein has served as the Chief Operating Officer of RE Capital Fund and RE Capital Fund-T since December 2015. Mr. Klein has served as Chief Operating Officer of Corporate Fund and Corporate Master Fund since July 2015 and Chief Operating Officer of Corporate Fund-T since November 2015. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein's responsibilities include oversight of the operational elements of Colony NorthStar's retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar's broker-dealer, NorthStar Securities, LLC. Mr. Klein continues to be involved with the investment and portfolio

17

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies (defined below). Mr. Klein also served as a Managing Director at NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

Sandra M. Forman. Ms. Forman has served as the RE Capital Fund-T's and the Master Fund's Chief Compliance Officer since October 2015 and General Counsel and Secretary since October 2016. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of the RE Capital Fund-T and the Master Fund from October 2015 to October 2016 and of RE Capital Fund and RE Capital Fund-T from December 2015 to October 2016. Ms. Forman has served as Chief Compliance Officer of Corporate Fund, Corporate Master Fund and Corporate Fund-T since October 2015 and General Counsel and Secretary since January 2017. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of Corporate Fund and Corporate Master Fund from October 2015 to January 2017 and Associate General Counsel and Assistant Secretary of Corporate Fund-T from November 2015 to January 2017. Ms. Forman has served as Chief Compliance Officer and Secretary of NorthStar/Townsend Fund since inception. Ms. Forman has also served as Deputy General Counsel at Colony NorthStar since January 2017. Ms. Forman served as Senior Counsel for NorthStar from October 2015 to January 10, 2017. Prior to joining NorthStar, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. She holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.

18

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplemental Information (UNAUDITED)

December 31, 2016

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The RE Capital Fund-T has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The RE Capital Fund-T files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The RE Capital Fund-T’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The RE Capital Fund-T’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NorthStar Real Estate Capital Income Master Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investment, and the related statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of the NorthStar Real Estate Capital Income Master Fund (the "Master Fund") as of December 31, 2016, the results of its operations, the changes in its net assets, and its cash flows for the period from May 6, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the security as of December 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

February 28, 2017

20

NorthStar Real Estate Capital Income Master Fund

Schedule of Investment

As of December 31, 2016

Real Estate Investment Trust ("REIT") - 0.0%

Description	Shares	Cost	Fair Value
NS Capital Income Master Fund REIT, Inc.	100	$100	$-
Other assets in excess of liabilities - 100.0%			1,653,952
Net assets - 100.0%			$1,653,952

Refer to notes to accompanying financial statements.

21

NorthStar Real Estate Capital Income Master Fund

Statement of Assets and Liabilities

December 31, 2016
Assets
Cash	$1,781,525
Affiliated investment, at fair value (Cost $100) (Note 6)	-
Total assets	1,781,525

Liabilities
Professional fee payable	63,614
Administrative services expense payable	55,798
Accrued expense and other liabilities	8,161
Total liabilities	127,573
Net assets	$1,653,952

Commitments and contingencies (Note 8)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 222,233 shares issued and outstanding	$222
Paid-in-capital in excess of par value	1,999,878
Net investment loss	(346,048)
Net unrealized depreciation on investment	(100)
Net assets	$1,653,952

Net asset value per common share, at period end	$7.44

Refer to notes to accompanying financial statements.

22

NorthStar Real Estate Capital Income Master Fund

Statement of Operations

For the period from
May 6, 2016* through
December 31, 2016
Investment Income
Interest income	$259
Total investment income	259

Expenses
Trustees' fees	200,273
Professional fees	79,977
Administrative services expense	55,798
Other expenses	10,259
Total expenses	346,307
Net investment loss	(346,048)

Realized and Unrealized Loss:
Net change in unrealized depreciation on investment	(100)
Total net realized and unrealized loss on investment	(100)
Net decrease in net assets resulting from operations	$(346,148)

* Commencement of operations

Refer to notes to accompanying financial statements.

23

NorthStar Real Estate Capital Income Master Fund

Statement of Changes in Net Assets

For the period from
May 6, 2016* through
December 31, 2016
Decrease in net assets resulting from operations:
Net investment loss	$(346,048)
Net change in unrealized depreciation on investment	(100)
Net decrease in net assets resulting from operations	(346,148)

Capital Transactions
Issuance of common shares (222,233 shares) (Note 4)	2,000,100
Net increase in net assets resulting from capital transactions	2,000,100
Total increase in net assets	1,653,952

Net assets at beginning of period	-
Net assets at end of period	$1,653,952
Net investment loss	$(346,048)

* Commencement of operations

Refer to notes to accompanying financial statements.

24

NorthStar Real Estate Capital Income Master Fund

Statement of Cash Flows

For the period from
May 6, 2016* through
December 31, 2016
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(346,148)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment	(100)
Net change in unrealized depreciation on investment	100

Increase in operating assets and liabilities:
Professional fees payable	63,614
Administrative services expense payable	55,798
Accrued expense and other liabilities	8,161
Net cash used in operating activities	(218,575)

Cash flows from financing activities
Issuance of common shares (Note 4)	2,000,100
Net cash provided by financing activities	2,000,100
Net increase in cash	1,781,525
Cash, beginning of period	-
Cash, end of period	$1,781,525

* Commencement of operations

Refer to notes to accompanying financial statements.

25

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS

1.	Business and Organization

NorthStar Real Estate Capital Income Master Fund (the “Master Fund”) was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) and NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T”) (collectively, the “Trusts”), whose principal investment strategy is identical to the Master Fund, were declared effective by the Securities and Exchange Commission (the “SEC”).

The Master Fund is externally managed by NSAM B-RECF Ltd., a Bermuda exempt company, (the “Advisor”) and NSAM US-RECF LLC, a Delaware limited liability company (the “Co- Advisor” and collectively, the “Advisors”), which are registered investment advisors under the Investment Advisors Act of 1940, as amended, (the “Advisors Act”). The Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios. The Advisor also provides asset management and other administrative services. The Co-Advisor, pursuant to an agreement with the Advisor (the “Co-Advisory Agreement”), assists the Advisor with the day-to-day activities and the sourcing, management and monitoring of investments for the Master Fund’s portfolios, subject to the oversight of the Advisor. The Co-Advisor also furnishes the Master Fund with office facilities and equipment, and assists the Advisor with the provisions of clerical and other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund. In addition, the Co-Advisor performs the calculation and publication of the Master Fund’s net asset value (“NAV”). The Advisor and Co-Advisor are affiliates of NorthStar Asset Management Group Inc. (“NorthStar”), which sponsors other public companies that raise capital through the retail market.

On January 10, 2017, pursuant to a merger agreement between NorthStar, NorthStar Realty Finance Corp. (“NorthStar Realty”) and Colony Capital Inc. (“Colony”), dated as of June 2, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), NorthStar, NorthStar Realty and Colony merged into Colony NorthStar, Inc. (NYSE: CLNS or “Colony NorthStar”) through a series of merger transactions (the “Mergers”). As a result of the Mergers, Colony NorthStar is a diversified equity REIT with an embedded institutional and retail investment management business. In addition, following the Mergers, the Advisor is a subsidiary of Colony NorthStar.

On January 31, 2017, the Advisor was re-domiciled as a Delaware limited liability company and renamed CNI RCEF Advisors, LLC. On February 23, 2017, the Co-Advisory Agreement was terminated, effective immediately, and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the Co-Advisor.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes as a C-corporation for the period ended December 31, 2016. The Master Fund intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Refer to Note 2 and Note 5 for further details on income taxes.

On January 9, 2017, the Master Fund and Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS,

26

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and Trusts.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying audited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Use of Estimates

The preparation of the Master Fund’s audited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

Cash as of December 31, 2016 represent cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the New York Stock Exchange. The Master Fund will calculate the NAV of its common shares of beneficial interest, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Master Fund’s board of trustees (the “Board”) has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as of October 13, 2016 and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

27

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 6 for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

The Master Fund expects that its portfolio will primarily consist of investments that are not actively traded in the market and for which quotation may not be available. For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Revenue Recognition

Security transactions will be accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”), unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount

28

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amortized or accreted through earnings based on expected cash flow through the expected maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount, and market discount (market premium) will be capitalized and such amounts will be accreted (amortized) as interest income (interest expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the public offering of its common shares.

Pursuant to the Master Fund’s advisory agreement (“Advisory Agreement”), the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The Master Fund estimates that the O&O Costs of the Master Fund will be de minimis as Master Fund shares are not being offered directly to the public. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. The offering costs incurred directly by the Master Fund are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the Master Fund are expensed as incurred. As of December 31, 2016, the Advisor incurred approximately $0.3 million of O&O Costs on behalf of the Master Fund. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, there were no proceeds raised from the offering and no O&O Costs were allocated to the Master Fund.

Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its

29

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains (if any) on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income (if any) and 98.2% of any capital gain net income (if any).

For the taxable period May 6, 2016 (commencement of operations) through December 31, 2016, the Master Fund is qualified to elect RIC status on its federal income tax return, however, it will file as a C corporation. If applicable, the Master Fund will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities. Refer to Note 5 for further information regarding income taxes.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Master Fund intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, distributions were neither declared nor paid.

New Accounting Standards

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Compliance with the requirements of these final rules, as they relate to Form N-CEN must occur by June 1, 2018, with the compliance date for Form N-PORT being June 1, 2018 or June 1, 2019, depending on the net assets of the fund family. Management is currently assessing the impact of this rule to the Master Fund’s financial statements and other filings.

3.	Share Transactions

Prior to commencement of operations, an affiliate of NorthStar Realty purchased shares of the Master Fund. Refer to Note 4 for further detail.

The Master Fund will repurchase common shares held by the RE Capital Fund and RE Capital Fund-T to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program. During

30

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the period from May 6, 2016 (commencement of operations) through December 31, 2016, the Master Fund did not repurchase any of its common shares in connection with the Trusts’ share repurchase programs.

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Trusts will not incur a separate Management Fee or Incentive Fee under the Trusts’ Advisory Agreements for so long as the Trusts have a policy to invest all or substantially all of their net assets in the Master Fund, but the Trusts and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents as of such quarter-end). The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. The Co-Advisory Agreement provides that the Co-Advisor will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Fund’s advisory agreement (the “Advisory Agreement”). On an annualized basis, the Advisor will pay to the Co-Advisor a co-advisory fee at a rate up to 50.0% of all fees payable to the Advisor under the Fund’s Advisory Agreement with respect to each year, payable to the Co-Advisor quarterly in arrears. As discussed in Note 1, on February 23, 2017, the Co-Advisory Agreement was terminated, effective immediately, and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the Co-Advisor. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, no management fee was incurred.

On February 23, 2017, the Board approved an amendment to the Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated at an annual rate of 1.25% of the Master Fund’s average net assets. The Management Fee is payable quarterly in arrears and is calculated based on the Master Fund’s average net assets at the end of the two most recently complete calendar quarters (and, in the case of the Master Fund’s first quarter, the net assets of such quarter-end).

Incentive Fee

As of December 31, 2016, the Incentive Fee was calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a

31

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Fund shares pursuant to the Master Fund’s share repurchase program. The calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•	100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•	20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For the period from May 6, 2016 (commencement of operations) through December 31, 2016, no incentive fee was incurred.

On February 23, 2017, the Board approved an amendment to the Advisory Agreement for the calculation of the Incentive Fee. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50% (6.00% annualized), subject to a “catch-up” feature.

As a result of the amendment, the calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•	100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter (6.86% annualized) will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

•	12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter (6.86% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income

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NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

thereafter is allocated to the Advisor).

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund may be based on objective factors such as total assets, revenues and/or time allocations. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, the amount of administrative services expense incurred and payable was $55,798.

The Co-Advisory Agreement provides that the Co-Advisor will receive a portion of the Management Fee and Incentive Fee payable to the Advisor under the Master Fund’s Advisory Agreement (the “Fund Advisory Agreement”). On an annualized basis, the Advisor will pay to the Co-Advisor a co-advisory fee at a rate up to 50.0% of all fees payable to the Advisor under the Master Fund Advisory Agreement with respect to each year, which fees are payable to the Advisor quarterly in arrears. On February 23, 2017, the Co-Advisory Agreement was terminated, effective immediately, and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the Co-Advisor.

Distribution Support Agreement

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NorthStar Realty, a publicly-traded real estate investment trust managed by an affiliate of the Advisor, NorthStar Realty or an affiliate has agreed to purchase up to $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed to the Master Fund as seed capital investments. During any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), NorthStar Realty will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding NorthStar Realty’s obligations pursuant to the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the Trust, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, first commences an offering; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the period from May 6, 2016 (commencement of operations) through December 31, 2016, there was no distribution support provided by NorthStar Realty.

On February 23, 2017, the Distribution Support Agreement was amended to replace NorthStar Realty with an affiliate of Colony NorthStar. The Distribution Support Agreement was also amended such that during any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), an affiliate of Colony NorthStar will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Fund’s shareholders’ invested capital prorated for such month.

Notwithstanding an affiliate of Colony NorthStar’s obligations pursuant to the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts.

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NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Capital Contribution by NorthStar Realty Finance Limited Partnership (“NRFLP”)

Prior to commencement of operations, NRFLP, an affiliate of NorthStar Realty, contributed $2,000,100 to purchase 222,233 common shares of the Master Fund at $9.00 per share.

5.	Income Tax Information

The components of the deferred tax asset as of December 31, 2016, for the Master Fund as a C-corporation, consist of the following:

December 31, 2016
Deferred Tax Asset
Net loss carryforwards	$138,459
Total Deferred Tax Asset	138,459
Less: Valuation Allowance	(138,459)
Net Deferred Taxes	$-

At December 31, 2016, the Master Fund had total net operating and capital loss carry forwards of approximately $0.3 million for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will expire in 2036.

A reconciliation of the federal tax rate to the Master Fund’s effective income tax rate is as follows:

December 31, 2016
Tax at Federal Statutory Rate	35.0%
State and Local Rate	5.0%
Total	40.0%
Valuation Allowance	(40.0)%
Provision for Taxes	0.0%

At December 31, 2016, the cost basis of investments for Federal income tax purposes was substantially the same as the basis per U.S. GAAP. At December 31, 2016, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were $0 and $100, respectively.

6.	Investment in NS Capital Income Master Fund REIT, Inc. ( the “REIT Subsidiary”)

On March 31, 2016, the Master Fund invested $100 in the REIT Subsidiary to fund its initial capitalization. The REIT Subsidiary was formed on February 3, 2016 as a Maryland corporation and intends to qualify as a REIT. The REIT Subsidiary, an affiliate of NorthStar Realty, intends to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and it may also invest in CRE debt and securities. As of December 31, 2016, the REIT Subsidiary is a Level 3 investment in accordance with ASC 820 and was valued at $0 as a result of the accrual of certain operating expenses for the period May 6, 2016 (commencement of operations) through December 31, 2016.

34

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.	Financial Highlights

The following is a schedule of financial highlights:

For the period from May 6, 2016 (commencement of operations) through December 31, 2016
Per Share Data:
Net asset value, beginning of period	$9.00

Net investment loss(1)	(1.56)
Net decrease in net assets resulting from operations	(1.56)
Net asset value, end of period	$7.44

Shares outstanding, end of period	222,233
Total return at net asset value(2)(3)	(17.3)%

Ratio/Supplemental Data:
Net assets, end of period	$1,653,952
Ratio of net investment loss to average net assets(4)	(28.4)%
Ratio of total expenses to average net assets(4)	28.4%
Portfolio turnover rate	Not applicable

(1)	The per share data was derived by using the average number of common shares outstanding during the period from May 6, 2016 (commencement of operations) through December 31, 2016.

(2)	Total return is historical and is calculated by determining the percentage change in net asset value.

(3)	Not annualized.

(4)	Annualized. Average net assets for the period from May 6, 2016 (commencement of operations) through December 31, 2016 are used for this calculation.

8.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

9.	Subsequent Events

On January 17, 2017, the Master Fund received subscriptions of $105,085 and $100,000 from the Multi Class and the T-Fund, respectively, which resulted in the issuance of 28,055 additional shares.

The Master Fund made investments totaling $114,715 with total par value of $150,000 during the period from January 1, 2017 to February 28, 2017.

The management of the Master Fund has evaluated events and transactions through February 28, 2017, the date on which the financial statements were issued, and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements, other than previously discussed in Note 1, Note 4 and above.

35

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Real Estate Capital Income Master Fund, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in each of the Trust's and Master Fund's declaration of trust and bylaws, a trustee's term of office shall continue until his or her death, resignation or removal.

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	Head of Retail Platform of Colony NorthStar; Chairman, CEO and President of NorthStar Real Estate Capital Income Fund (“RE Capital Fund”), NorthStar Real Estate Capital Income Fund-T (the "RE Capital Fund-T") and NorthStar Real Estate Capital Income Master Fund (“RE Capital Master Fund”); Chairman, CEO and President of NorthStar Corporate Income Master Fund (Corporate Master Fund”), NorthStar Corporate Income Fund (“Corporate Fund”) and NorthStar Corporate Income Fund-T (“Corporate Fund-T”) ; Co-Chairman, CEO and President of NorthStar/RXR New York Metro Real Estate, Inc. ("NorthStar/RXR"); Chairman, CEO and President of NorthStar Real Estate Income Trust, Inc. ("NorthStar Income") and NorthStar Real Estate Income II, Inc. ("NorthStar Income II"); Sole Director of NorthStar/Townsend Institutional Real Estate Fund Inc. ("NorthStar/Townsend"); Executive Chairman of NorthStar Healthcare Income, Inc. ("NorthStar Healthcare"); Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	6	Executive Chairman of NorthStar Healthcare; Chief Executive Officer, Chairman of Corporate Master Fund, Corporate Fund and Corporate Fund-T; Chief Executive Officer, Chairman of the Master Fund, RE Capital Fund and RE Capital Fund-T; Co-Chairman of NorthStar/RXR; and Sole Director of NorthStar/Townsend; Chairman of NorthStar Income and NorthStar Income II.
Independent Trustees
Daniel J. Altobello (75)	Trustee	2016	CEO and President of Caterair International Corporation (1989 – 1995); Executive Vice President of Marriott Corporation (1979 – 1989); President of Marriott Airport Operations Group (1979 – 1989).	3	Director of NorthStar Healthcare; Chairman of Altobello Family LP; Director of MamaMancini's Holdings, Inc.; Director of Arlington Asset Investment Corp.; Director of Diamond Rock Hospitality Co.; Director of Mesa Air Group, Inc.; Trustee of Loyola Foundation, Inc.

Dianne P. Hurley (53)	Lead Independent	2016	Startup consultant to asset management firms including	3	Director of NorthStar/ RXR New York Metro Real Estate,

36

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
	Trustee		Stonecourt Capital, Imperial Companies and RedBird Capital Partners; Managing Director of SG Partners (2011-2014); COO, Global Distribution of Credit Suisse Asset Management (2009-2011); Chief Administrative Officer, TPG-Axon (2004-2009).		Inc.; Director of Griffin-American Healthcare REIT IV, Inc.; Independent Director of NorthStar Realty Europe Corp. ("NorthStar Realty Europe").

Gregory A. Samay (57)	Trustee	2016	Previously Chief Investment Officer (previously an Investment Officer) of Fairfax County Retirement Systems (2011-2016); Executive Director and Chief Investment Officer of Arlington County Employees' Retirement System (2005-2010).	3	Director of NorthStar Healthcare.

Executive Officers

The following persons serve as the Trust's executive officers in the following capacities:

Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	50	Chief Financial Officer and Treasurer
Brett S. Klein	38	Chief Operating Officer
Sandra M. Forman	50	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o NorthStar Real Estate Capital Income Master Fund, 399 Park Avenue, 18th Floor, New York, New York 10022.

Information about Executive Officers

Daniel R. Gilbert. Mr. Gilbert has served as the Head of the Retail Platform of Colony NorthStar since January 10, 2017. Mr. Gilbert has been an Interested Trustee, Chief Executive Officer and President of the Trust and the Master Fund since October 2, 2015, Chairman since March 3, 2016 and is a member of the Advisor's investment committee. Mr. Gilbert has also been an Interested Trustee of the Trusts, the Trusts’ Chief Executive Officer and President of RE Capital Fund and RE Capital Fund-T since December 15, 2015, and Chairman since March 3, 2016. Mr. Gilbert has served as Sole Director of NorthStar/Townsend since inception. He has been an Interested Trustee, Chief Executive Officer and President of Corporate Fund and Corporate Master Fund since July 2015 and Chairman since January 15, 2016, an Interested Trustee, Chief Executive Officer and President of NorthStar Corporate Income Fund-T since November 2015 and Chairman since January 15, 2016. Mr. Gilbert serves as Chairman, Chief Executive Officer and President of NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively and he served as its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive

37

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Officer and President, a position he has held since December 2012, of NorthStar Income II. Mr. Gilbert further serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR. Mr. Gilbert also served as Chief Investment and Operating Officer of NorthStar Realty from January 2013 to January 2017, a position he maintained as co-employee. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of Colony NorthStar and parent company of the Advisor, from June 2014 to January 2017. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.

Frank V. Saracino. Mr. Saracino joined NorthStar Asset Management Group, Inc. (“NSAM”) before the Mergers in August 2015, and has served as the Trust's and the Master Fund's Chief Financial Officer and Treasurer since inception. Mr. Saracino has also served as the Chief Financial Officer and Treasurer of the RE Capital Fund and RE Capital Fund-T since December 2015. Mr. Saracino has served as Chief Financial Officer of NorthStar/Townsend Fund since inception. Mr. Saracino has served as Chief Financial Officer and Treasurer of Corporate Fund and Corporate Master Fund since July 2015 and Chief Financial Officer and Treasurer of Corporate Fund-T since November 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Brett S. Klein. Mr. Klein has served as the Trust's and the Master Fund's Chief Operating Officer since inception. In addition, Mr. Klein has served as the Chief Operating Officer of RE Capital Fund and RE Capital Fund-T since December 2015. Mr. Klein has served as Chief Operating Officer of Corporate Fund and Corporate Master Fund since July 2015 and Chief Operating Officer of Corporate Fund-T since November 2015. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein's responsibilities include oversight of the operational elements of Colony NorthStar's retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar's broker-dealer, NorthStar Securities, LLC. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies (defined below). Mr. Klein also served as a Managing Director at NorthStar Asset Management Group Ltd, and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its

38

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

Sandra M. Forman. Ms. Forman has served as the Trust's and the Master Fund's Chief Compliance Officer since October 2015 and General Counsel and Secretary since October 2016. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of the Trust and the Master Fund from October 2015 to October 2016 and of RE Capital Fund and RE Capital Fund-T from December 2015 to October 2016. Ms. Forman has served as Chief Compliance Officer of Corporate Fund, Corporate Master Fund, and Corporate Fund-T since October 2015 and General Counsel and Secretary since January 2017. Previously, Ms. Forman served as Associate General Counsel and Assistant Secretary of Corporate Fund and Corporate Master Fund from October 2015 to January 2017 and Associate General Counsel and Assistant Secretary of Corporate Fund-T from November 2015 to January 2017. Ms. Forman has served as Chief Compliance Officer and Secretary of NorthStar/Townsend Fund since inception. Ms. Forman has also served as Deputy General Counsel at Colony NorthStar since January 2017. Ms. Forman served as Senior Counsel for NorthStar from October 2015 to January 10, 2017. Prior to joining NorthStar, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. She holds a Bachelor of Arts from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.

39

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

December 31, 2016

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

40

Corporate Directory

Board of Trustees

Interested Trustee

Daniel R. Gilbert
Chairman of the Board, Chief Executive Officer & President
Head of Retail Platform of Colony NorthStar, Inc.

Independent Trustees

Dianne P. Hurley
Lead Independent Trustee

Daniel J. Altobello
Independent Trustee

Gregory A. Samay
Independent Trustee

Executive Officers

Daniel R. Gilbert
Chairman of the Board, Chief Executive Officer & President

Frank V. Saracino
Chief Financial Officer & Treasurer

Brett S. Klein
Chief Operating Officer

Sandra M. Forman
General Counsel, Chief Compliance Office & Secretary

Corporate Headquarters

399 Park Avenue, 18th Floor
New York, NY 10022
212.547.2600
NorthStarSecurities.com/CREfund

Transfer Agent

DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Custodian

MUFG Union Bank, N. A.
350 California Street, Suite 2018
San Francisco, CA 94104

Exclusive Wholesale Marketing Agent

NorthStar Securities, LLC
5299 DTC Boulevard, Suite 900
Greenvwood Village, CO 80111

Distributor

ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203

877.940.8777 Tel
303.648.5142 Fax
NorthStarSecurities.com/CREfund

Item 2. Code of Ethics.

The RE Capital Fund-T, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit (a)(1).

During the period covered by the report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The RE Capital Fund-T’s Board of Trustees has determined that the RE Capital Fund-T has at least one “audit committee financial expert” serving on its audit committee, as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The RE Capital Fund-T’s Board of Trustees has determined that Dianne P. Hurley, is an “audit committee financial expert” and “independent,” as such term is defined for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the RE Capital Fund-T for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the RE Capital Fund-T’s financial statements were less than $1,000. Audit fees were incurred for the audit of the RE Capital Fund-T’s financial statements for the reporting period ended March 31, 2016.

(b) Audit-Related Fees. The aggregate fees billed to the RE Capital Fund-T for the last two fiscal years for assurance and related services by PwC that were reasonably related to the performance of the audit of the Company’s financial statements and not reported in Item 4(a) above were less than $1,000. Audit-related fees were incurred for the review of the RE Capital Fund-T’s semi-annual report for the reporting period ended June 30, 2016.

(c) Tax Fees. Not applicable.

(d) All Other Fees. Not applicable.

(e) Audit Committee Pre-Approval Policies and Procedures

(1)	The Audit Committee has adopted, and the Board has approved, an Audit Committee Pre-Approval Policy (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Master Fund when retaining an auditor to perform audit, audit related, tax and other services for the Master Fund. The Policy provides that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.
(2)	In 2016, the Audit Committee pre-approved all audit and non-audit services provided to the Master Fund by PwC.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Master Fund’s audited schedule of investment as of December 31, 2016 is included as part of the Annual Report included in Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The RE Capital Fund-T has delegated the responsibility for voting proxies relating to its voting securities to the Advisor. The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolio as of the date hereof is set forth below.

The Advisor’s investment committee is responsible for approving any potential investments. The committee consists of Daniel R. Gilbert, Richard B. Saltzman, Mark M. Hedstrom, Kevin P. Traenkle, Robert C. Gatenio, Brett S. Klein and Sujan S. Patel. All investments, with the exception of certain CMBS investments at or below $10 million, which may only require the approval of Mr. Gatenio, require the approval of Mr. Gilbert, with investments in excess of $25 million requiring the further approval of Mr. Saltzman. See “Supplemental Information- Information about Executive Officers” for biographical information pertaining to Mr. Gilbert and Mr. Klein. Below is biographical information pertaining to the other members of the Advisor’s investment committee:

Richard B. Saltzman. Mr. Saltzman has served as the Chief Executive Officer and President of Colony NorthStar since January 2017, having previously held the positions of Chief Executive Officer, President and a member of the Board of Directors of Colony, the predecessor to Colony NorthStar. Prior to joining the Colony business in 2003, Mr. Saltzman spent 24 years in the investment banking business primarily specializing in real estate-related businesses and investments. Mr. Saltzman served as the Managing Director and Vice Chairman of Merrill Lynch’s investment banking division. As a member of the investment banking operating committee, he oversaw the firm’s global real estate, hospitality and restaurant businesses. Previously, he also served as Chief Operating Officer of Investment Banking and had responsibility for Merrill Lynch’s Global Leveraged Finance business. Mr. Saltzman was also responsible for various real estate-related principal investments, including the Zell/Merrill Lynch series of funds which acquired more than $3.0 billion of commercial real estate assets and where he was a member of the investment committee. Mr. Saltzman currently serves on the Board of Directors of Kimco Realty Corporation (NYSE: KIM) and the Board of Trustees of Colony Starwood Homes (NYSE: SFR). He has also served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts, on the board of directors of the Real Estate Roundtable and a member of the Board of Trustees of the Urban Land Institute, Treasurer of the Pension Real Estate Association, a Director of the Association of Foreign Investors in Real Estate and a past Chairman of the Real Estate Capital Policy Advisory Committee of the National Realty Committee. Mr. Saltzman received his Bachelor of Arts from Swarthmore College in 1977 and a Master of Science in Industrial Administration from Carnegie Mellon University in 1979.

Mark M. Hedstrom. Mr. Hedstrom has served as the Executive Vice President and Chief Operating Officer of Colony NorthStar since January 2017. Mr. Hedstrom previously served as Executive Director and Chief Operating Officer of Colony from April 2015 to January 2017. Prior to becoming the Executive Director and Chief Operating Officer of Colony, Mr. Hedstrom served as Vice President of Colony Finance, Inc. and as Principal and Chief Financial Officer of Colony Capital, LLC (“CCLLC”), where he was responsible for all of CCLLC’s financial and treasury functions and had primary responsibility for CCLLC’s risk management and investor reporting. Prior to joining the Colony business in 1993, Mr. Hedstrom served in senior financial roles with The Koll Company and Castle Pines Land Company and served as a Senior Manager of Ernst & Young. Mr. Hedstrom is a Certified Public Accountant (license inactive) and received a B.S. in Accounting from the University of Colorado in 1980.

Kevin P. Traenkle. Mr. Traenkle has served as the Executive Vice President and Chief Investment Officer of Colony NorthStar since January 2017, the same position he has held since June 2009 at the preceding company, Colony, prior to the Mergers. Mr. Traenkle served as an Executive Director of Colony from April 2015 to January 2017. Mr. Traenkle also served as a Principal of CCLLC, where he was involved in many facets of the firm’s activities including: distressed debt initiatives, investment and divestment decisions, business development and global client relations. Prior to becoming a Principal at CCLLC in January 2005, Mr. Traenkle served as a Vice President of Acquisitions at CCLLC and was responsible for the identification, evaluation, consummation, and management of investments. Before rejoining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where he was responsible for real estate-related investment and management activities. Prior to joining the Colony business in 1993, Mr. Traenkle worked for an investment bank, First Albany Corporation, in its Municipal Finance department. Mr. Traenkle received a B.S. in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

Robert C. Gatenio. Mr. Gatenio has served as the Managing Director & Co-Head of US Investment Management of Colony NorthStar, positions he has held since June 2014 at the preceding company, NSAM, prior to the Mergers. Mr. Gatenio is primarily responsible for Colony NorthStar’s investments in CRE securities, private equity real estate secondaries, and NorthStar Healthcare investments. Mr. Gatenio has previously served as Managing Director of NorthStar Realty since 2010, as well as successive management positions since joining NorthStar Realty in 2006. Mr. Gatenio continues to serve as Vice Chairman of the Board at NorthStar Healthcare. Since his engagement at NorthStar Realty, Mr. Gatenio has overseen the acquisition of over $4.0 billion in commercial real estate securities, $3.0 billion in private equity real estate secondaries and has had a leading role in building the healthcare platform across the Managed Companies (defined below), which currently include a diversified portfolio of equity and debt healthcare real estate investments in excess of $9.0 billion. Prior to joining NorthStar Realty, Mr. Gatenio was with Goldman Sachs, in its Commercial Mortgage origination and distribution group, and previous to that with Goldman Sachs Asset Management, with its Fixed Income Portfolio Management Team. Mr. Gatenio holds a Bachelor of Science in Finance from Syracuse University and a Master of Business Administration from Fordham University Business School.

Sujan S. Patel. Mr. Patel has served as the Managing Director and Co-Head of U.S. Investment Management at Colony NorthStar since January 2017. He is responsible for overseeing the sourcing, structuring and execution of Colony NorthStar’s opportunistic equity, debt and strategic investments across all asset types and geographies. Prior to the Mergers, Mr. Patel was Managing Director and Co-Head of Investments at NSAM where he was directly involved in or oversaw over $21.0 billion of closed transactions. Prior to joining NSAM in 2007, Mr. Patel was with Thayer Lodging Group, a lodging dedicated private equity firm, focusing on all aspects of sourcing, acquiring, financing and disposing of over $2.0 billion of hotel investments. Mr. Patel began his career at Morgan Stanley in their investment banking division based in New York. He currently serves on the Advisory Board of the NYU Schack Institute of Real Estate and is a member of the Board of Advisors of the Graaskamp Center for Real Estate at the Wisconsin School of Business. Mr. Patel also sits on the Major Decision Committee of Island Hospitality Management and on the Board of SteelWave, a San Francisco Bay Area-based full-service commercial real estate management and operating company. In addition, Mr. Patel is involved in several real estate industry organizations including being a Member of the ULI Global Exchange Council and is a frequent speaker at industry conferences and seminars. Mr. Patel was named by the Commercial Observer in March 2014 as a member of its “Power 100” list honoring top commercial real estate professionals. Mr. Patel received a Bachelor of Arts in Engineering Sciences modified with Economics from Dartmouth College.

(a)(2) The Portfolio Managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, estimated as of December 31, 2016: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

		(in thousands)		(in thousands)
Daniel R. Gilbert
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,542,231
Other Accounts.	0	$0	0	$0
Richard B. Saltzman
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	1	$1,846,841	1	$1,846,841
Mark M. Hedstrom
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	0	$0	0	$0
Kevin P. Traenkle
Registered Investment Companies	6	$3,968	2	43,667
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15,550,198	48	$15,550,198
Other Accounts	1	$1,846,841	1	$1,846,841
Robert C. Gatenio
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,542,231
Other Accounts	0	$0	0	$0
Brett S. Klein
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,542,231
Other Accounts	0	$0	0	$0
Sujan S. Patel
Registered Investment Companies	6	$3,968	2	$3,667
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$6,542,231	4	$6,542,231
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Master Fund, RE Capital Fund-T and RE Capital Fund , including, but not limited to, the following:

•	The officers and other personnel of the Advisor, allocate their time between advising the Master Fund, RE Capital Fund-T and RE Capital Fund, and managing other investment activities and business activities in which they may be involved, including managing and operating NorthStar Realty Europe Corp, NorthStar Income, NorthStar Income II, NorthStar Healthcare, NorthStar/RXR, NorthStar/Townsend and NorthStar Corporate Income Master Fund and its two feeder funds (collectively, “NorthStar Corporate Funds”), and other funds or vehicles managed by Colony NorthStar or its affiliates, (the “Managed Companies”);

•	The Master Fund may compete with the Managed Companies for investments, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•	Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to its shareholders, the Advisor will receive a management fee in connection with the management of the Master Fund’s portfolio and may receive an incentive fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	The personnel of Colony NorthStar allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Managed Companies;

•	The Master Fund may compete with other Managed Companies for investment opportunities, subjecting Colony NorthStar and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which Colony NorthStar provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•	Colony NorthStar and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Master Fund. A dedicated mandate may cause the other Managed Companies to have priority over certain other Managed Companies (including the Master Fund, as applicable) with respect to certain investment opportunities. For example, Colony NorthStar manages a global real estate credit fund (the “Global Credit Fund”), which is a real estate private equity fund focused on investment opportunities primarily consisting of direct or indirect exposure to debt or preferred equity instruments secured by real estate or issued by real estate-related entities and real estate assets being divested by government institutions, commercial banks, other financial entities, or distressed sellers or through bankruptcy, foreclosure, short sales, or similar proceedings, as well as certain distressed real estate-related investments. The Global Credit Fund has a priority right with respect to such investment opportunities that are expected to achieve a gross internal rate of return of at least 15%. This priority right may result in fewer of such investment opportunities being made available to the Master Fund. As of the date hereof, no other Managed Company other than the Global Credit Fund has priority over the Master Fund with respect to investment opportunities;

•	Colony NorthStar, and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of Colony NorthStar and its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Colony NorthStar and its affiliates’ officers and personnel will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of Colony Northstar. Affiliates of Colony NorthStar may engage in investment advisory business with accounts that compete with the affiliates of Master Fund and have no obligation to make their investment opportunities available to the Master Fund;

•	To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and its affiliates, the Advisor may determine it appropriate for the Master Fund and one or more Managed Companies to co-invest in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with Colony NorthStar and its affiliates, including NorthStar Income and NorthStar Income II or other future vehicles. However, there can be no assurance that the Master Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, Colony NorthStar will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, or the Advisor, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) Colony NorthStar’s compensation and incentive structure covers investment personnel who render services to the Master Fund on behalf of the Advisor and is designed to align the interests of the investment personnel serving the Master Fund with those of Fund shareholders.

Each of Colony NorthStar’s senior executives, including each of the investment personnel who render services to the Master Fund on behalf of the Advisor receives a base salary and is eligible for a discretionary cash bonus and incentive compensation in the form of long term incentive equity grants in Colony NorthStar. Cash bonuses are determined, in part, by applying objective corporate financial metrics that encompass meaningful components of Colony NorthStar’s business and, in part, based on a subjective evaluation of pre-established personal performance targets applicable to the responsibilities of the individual executive as set by Colony NorthStar’s Compensation Committee or senior executives of Colony NorthStar.

Mr. Gilbert’s base salary for 2017 is $1 and he will not be entitled to receive any incentive compensation.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the RE Capital Fund-T beneficially owned by each member of the Advisor’s investment committee as of February 28, 2017.

Name of Investment Committee Member	Dollar Range of Equity Securities in the RE Capital Fund-T(1)

Daniel R. Gilbert	None

Richard B. Saltzman	None

Mark M. Hedstrom	None

Kevin P. Traenkle	None

Robert C. Gatenio	None

Brett S. Klein	None

Sujan S. Patel	None

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the RE Capital Fund-T’s shareholders may recommend nominees to the RE Capital Fund-T’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)	The RE Capital Fund-T’s principal executive officer and principal financial officer have evaluated the RE Capital Fund-T’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the RE Capital Fund-T’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the RE Capital Fund-T in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the RE Capital Fund-T’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the RE Capital Fund-T’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	The certifications of the RE Capital Fund-T’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of the RE Capital Fund-T are attached hereto in response to Item 7.

(b)	The certifications of the RE Capital Fund-T’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NorthStar Real Estate Capital Income Fund-T

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President
Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President
(Principal Executive Officer)
Date: February 28, 2017

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: February 28, 2017